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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 29, 2002

                 AmeriCredit Automobile Receivables Trust 2002-B
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              United States               333-73606            88-0359494
      (State or Other Jurisdiction       (Commission        (I.R.S. Employer
            of Incorporation)             File Number)      Identification No.)
  -----------------------------------  ----------------  -----------------------

        c/o AmeriCredit Financial
             Services, Inc.
    Attention: Chris A. Choate, Esq.
      801 Cherry Street, Suite 3900
            Fort Worth, Texas                                76102
------------------------------------------      -------------------------------
          (Address of Principal                            (Zip Code)
           Executive Offices)

        Registrant's telephone number, including area code (817) 302-7000

                 _______________________________________________
          (Former name or former address, if changed since last report)

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     Item 5.  Other Events
              ------------

              In connection with the offering of AmeriCredit Automobile Receivables Trust 2002-B Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.  Financial Statements, Pro Forma Financial
              Information and Exhibits.
              -----------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICREDIT AUTOMOBILE
                             RECEIVABLES TRUST 2002-B

                             By: AmeriCredit Financial Services, Inc., as
                                 Servicer

                                 By:/s/ Chris A. Choate
                                    -----------------------------------------
                                    Name:  Chris A. Choate
                                    Title: Senior Vice President,
                                           Secretary and Chief Legal Officer

Dated: May 31, 2002

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Description
----------      ------------

99.1 Related Computational Materials (as defined in Item 5 above) distributed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Banc One Capital Markets, Inc., Morgan Stanley & Co. Incorporated and First Union Securities, Inc.

                                       4